Exhibit 99.3

Pro Forma Unaudited Condensed Combined Financial Statements

On July 1, 2016, Randolph Bancorp, Inc. (the “Company”) completed its mutual-to-stock conversion and stock offering (the “Offering”). The Company sold 5,686,750 shares of common stock at $10.00 per share for gross offering proceeds of $56,867,500 in the Offering. On July 1, 2016, the Company also completed its acquisition of First Eastern Bankshares Corporation (“First Eastern”), with the Company as the surviving corporation (the “Merger”) pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of September 1, 2015 (the “Merger Agreement”), by and among Randolph Bancorp, First Eastern and Richard F. Kalagher. Additionally, First Federal Savings Bank of Boston, First Eastern’s wholly owned subsidiary, merged with and into Randolph Savings Bank (the “Bank”), a wholly owned subsidiary of the Company, with the Bank continuing as the surviving bank. The following pro forma unaudited condensed combined balance sheets and the pro forma unaudited combined statements of operations give effect to the Offering and the Merger, based on the assumptions set forth below. The condensed pro forma unaudited combined financial statements as of and for the year ended December 31, 2015 are based, in part, on the audited consolidated financial statements of Randolph Bancorp and First Eastern as of and for the year ended December 31, 2015. The condensed pro forma unaudited combined financial statements as of and for the six months ended June 30, 2016 are based, in part, on the unaudited consolidated financial statements of Randolph Bancorp and First Eastern as of and for the six months ended June 30, 2016. The pro forma unaudited condensed combined financial statements give effect to the Offering at historical cost and the Merger using the acquisition method of accounting as required by accounting principles generally accepted in the United States of America.

Pro forma net earnings have been calculated for the year ended December 31, 2015 and the six months ended June 30, 2016 as if the shares of Randolph Bancorp, Inc. common stock issued in the Offering had been sold as of the beginning of such period. Historical and pro forma per share amounts have been calculated by dividing historical and pro forma amounts by the indicated number of shares of Randolph Bancorp, Inc. common stock.

The unaudited condensed combined pro forma balance sheet as of December 31, 2015 assumes the Offering and Merger were consummated on December 31, 2015. The unaudited condensed combined pro forma balance sheet as of June 30, 2016 assumes the Offering and Merger were consummated on June 30, 2016.

The pro forma financial information presented is not necessarily indicative of the actual results that would have been achieved had the Offering and Merger been consummated at the beginning of the periods presented, and is not indicative of future results.

Pro forma merger adjustments include entries to reflect the estimated fair value adjustments to assets and liabilities and the amortization of such adjustments created in the acquisition. The pro forma merger adjustments presented herein are preliminary and are subject to change. Factors which could give rise to a change from the amounts presented include changes in the underlying values of assets and liabilities if market conditions differ from current assumptions and the development of new information not known at the time the estimates presented herein were completed.

Adjustments to reflect the estimated interest income to be earned on the net proceeds of the offering, the estimated interest income to be foregone on the cash required to fund the Merger and related expenses, and other estimated expense reductions from consolidating the operations of First Eastern with those of Randolph Bancorp, Inc. have been excluded from the calculation of pro forma net income (loss) as such items are not considered to be objectively measurable.

We have utilized a third party appraiser specializing in the financial services industry to estimate the fair value of all First Eastern’s financial assets and liabilities as well as their related amortization periods, and a real estate appraiser to estimate the fair value of its real property.

In connection with the Merger, the plan to integrate the Company’s and First Eastern’s operations is in the process of being implemented. To date, decisions have been made to consolidate computer systems using the Company’s existing systems, to maintain all existing offices of First Eastern and to utilize the Company’s benefit program. Over the next several months, details of other aspects of the plan to integrate the operations of the two companies will continue to be refined. This process will include assessments of personnel and service contracts to determine where redundancies may exist. Certain decisions arising from these assessments may involve involuntary termination of employees and canceling contracts with service providers. The Company expects to incur Merger-related integration costs including system conversion and de-conversion costs, employee retention and severance payments, signage costs and costs incurred in communications with customers. These costs, except for signage costs which are capitalizable assets, will be expensed as incurred. These costs are expected to be incurred primarily in 2016 and the first half of 2017 and are not reflected in the accompanying pro forma financial information. In addition, any cost savings that may result from the integration of operations have not been reflected in the pro forma financial information.

The following table presents pro forma balance sheet information (in thousands) at June 30, 2016 reflecting the Offering and the Merger.

Pro Forma Unaudited Condensed Combined Balance Sheet

June 30, 2016

								Randolph
				Randolph	First Eastern			Bancorp Pro
	Randolph			Bancorp	Bankshares			Forma As
	Bancorp	Offering		Pro Forma as	Corporation	Merger		Converted
	Historical	Adjustments(1)		Converted	Historical	Adjustments(2)		after Merger
Assets
Noninterest-bearing balances and currency and coin	$3,592	$—		$3,592	$2,951			$6,543
Interest-bearing balances	69,262	(16,948	)(3)	52,314	—	(13,907	)(11)	38,407
Certificates of deposit	4,675	—		4,675	—	—		4,675
Available-for-sale securities	55,253	—		55,253	—	—		55,253
Loans held for sale	4,822	—		4,822	26,209	450	(12)	31,481
Loans, net of unearned income	298,858	—		298,858	31,389	(369	)(13)	329,878
Allowance for loan losses	(3,259)	—		(3,259)	(565)	565	(14)	(3,259)

Loans, net of unearned income and allowance	295,599	—		295,599	30,824	196		326,619
FHLB stock	1,943	—		1,943	649			2,592
Accrued interest receivable	1,036	—		1,036	99			1,135
Premises and equipment, net	3,155	—		3,155	1,566	1,534	(15)	6,255
Mortgage servicing rights	2,768	—		2,768	4,396	1,820	(16)	8,984
Goodwill	—	—		—	789	(789	)(17)	—
Core deposit intangible	—	—		—	—	118	(18)	118
Bank-owned life insurance	7,935	—		7,935	—	—		7,935
Foreclosed real estate	350	—		350	—	—		350
Other assets	5,817	(862	)(4)	4,955	1,298	(36	)(19)	6,217

Total assets	$456,207	$(17,810)		$438,397	$68,781	$(10,614)		$496,564

Liabilities
Deposits
Non-interest bearing	49,616	—		49,616	13,724	—	(20)	63,340
Interest bearing	274,526	(1,224	)(5)	273,302	28,013	53	(20)	301,368
Stock subscriptions	67,442	(67,442	)(5)	—	—	—		—
FHLB advances	24,068	—		24,068	13,128	60	(20)	37,256
Mortgagors escrow accounts	1,311	—		1,311	575	—		1,886
Post-employment benefit obligations	2,883	—		2,883	—	—		2,883
Other liabilities	2,190	1,438	(6)	3,628	1,342	88	(21)	5,058

Total liabilities	422,036	(67,228)		354,808	56,782	201		411,791

Equity capital
Common stock	—	59	(7)	59	1	(1	)(22)	59
Paid in capital	—	56,329	(8)	56,329	196	(196	)(22)	56,329
Retained earnings	32,917	(2,275	)(9)	30,642	11,802	(11,802	)(23)	30,642
Bargain purchase gain	—	—		—	—	1,184	(24)	1,184
Accumulated other comprehensive income	1,254	—		1,254	—	—		1,254
Common stock acquired by ESOP	—	(4,695	)(10)	(4,695)	—	—		(4,695)

Total equity capital	$34,171	49,418		$83,589	$11,999	$(10,815)		$84,773

Total liabilities and equity capital	$456,207	$(17,810)		$438,397	$68,781	$(10,614)		$496,564

(1)	Shows the effect of the conversion of Randolph Bancorp based on actual gross proceeds of $56.9 million, offering expenses of $2.3 million, establishment of an employee stock ownership plan that acquired 8.0% of total shares issued, and a contribution of cash ($454,000) and common stock to a newly formed charitable foundation in an amount equal to 4.0% of the shares issued in the Offering.
(2)	Reflects the acquisition method of accounting adjustments related to the acquisition of First Eastern Bankshares Corporation.
(3)	Calculated as follows:

(in thousands)
Contribution of cash to foundation	$(454)
Refund of stock oversubscriptions	(16,494)

Offering adjustment	$(16,948)

(4)	Stock offering costs netted against paid-in-capital.
(5)	Stock subscriptions held in deposit accounts and converted to equity or refunded due to oversubscription.
(6)	To accrue costs related to stock offering.
(7)	Par value $0.01 per share based on the issuance of 5,686,750 shares in the Offering and 181,976 shares contributed to the charitable foundation.
(8)	Calculated as follows:

(in thousands)
Net proceeds of offering	$54,568
Contribution of stock to foundation	1,820
Less: par value (footnote 7)	(59)

Offering adjustment	$56,329

(9)	Pre-tax expense of the cash and stock contribution to the foundation (no tax benefit recognized).
(10)	Contra-equity account established to reflect the employee stock ownership plan unearned compensation.
(11)	Represents the merger consideration paid to the shareholder of First Eastern Bankshares Corporation.
(12)	Adjustment to state First Eastern Bankshares Coporation loans held for sale at their estimated fair value based on an independent appraisal.
(13)	Adjustment to state First Eastern Bankshares Corporation loans, net of unearned income at their estimated fair value inclusive of credit risk based on an independent appraisal
(14)	Adjustment to record the elimination of First Eastern Bankshares Corporation’s allowance for loan losses.
(15)	Adjustment to reflect the estimated fair value at acquisition date of acquired premises and equipment based on a third party appraisal of real property owned by First Eastern Bankshares Corporation.
(16)	Adjustment to reflect the estimated fair value of First Eastern Bankshares Corporation’s mortgage servicing rights based on an independent third party appraisal which evaluated the present value of estimated future net servicing income, using market-based assumptions including risk characteristics, prepayment speeds, cost of servicing, and interest rates.
(17)	Adjustment to record the elimination of First Eastern Bankshares Corporation’s existing goodwill.
(18)	Adjustment to reflect the estimated fair value of the core deposit intangible calculated at 1.10% of First Eastern Bankshares Corporation core deposits based on an independent appraisal.
(19)	Adjustment to reflect reversal of capitalized origination costs for loans in process.
(20)	Adjustments to record the estimated fair value of term certificate deposits and borrowings based on the interest rates currently offered on instruments having similar remaining maturities based on an independent appraisal.
(21)	Adjustment to reflect fair value of best efforts contracts with mortgage investors.
(22)	Adjustment to record the elimination of First Eastern Bankshares Corporation common stock and paid in capital pursuant to acquisition accounting.
(23)	Adjustment to record the elimination of First Eastern Bankshares Corporation’s historical retained earnings pursuant to acquisition accounting.
(24)	Adjustment to record the estimated bargain purchase gain calculated as follows:

(in thousands)
Fair value of assets acquired	$72,074
Fair value of liabilities assumed	56,983

Fair value of net assets acquired	15,091
Purchase price (as adjusted for special bonus)	13,907

Bargain purchase gain	$1,184

As provided by the merger agreement, a special bonus was paid to certain executives of First Eastern Bankshares Corporation prior to consummation of the transaction which reduced the purchase price.

.

The following table presents pro forma balance sheet information (in thousands) at December 31, 2015 reflecting the Offering and the Merger.

Pro Forma Unaudited Condensed Combined Balance Sheet

December 31, 2015

								Randolph
				Randolph	First Eastern			Bancorp Pro
	Randolph			Bancorp	Bankshares			Forma As
	Bancorp	Offering		Pro Forma as	Corporation	Merger		Converted
	Historical	Adjustments(1)		Converted	Historical	Adjustments(2)		after Merger
Assets
Noninterest-bearing balances and currency and coin	$2,721	$—		$2,721	$182			$2,903
Interest-bearing balances	1,925	51,719	(3)	53,644	6,566	(15,500	)(10)	44,710
Certificates of deposit	4,675	—		4,675	—	—		4,675
Available-for-sale securities	62,267	—		62,267	—	—		62,267
Loans held for sale	2,870	—		2,870	17,243	450	(11)	20,563
Loans, net of unearned income	288,390	—		288,390	33,936	(367	)(12)	321,959
Allowance for loan losses	(3,239)	—		(3,239)	(563)	563	(13)	(3,239)

Loans, net of unearned income and allowance	285,151	—		285,151	33,373	196		318,720
FHLB stock	2,728	—		2,728	931			3,659
Accrued interest receivable	1,065	—		1,065	130			1,195
Premises and equipment, net	2,891	—		2,891	1,622	1,534	(14)	6,047
Mortgage servicing rights	2,567	—		2,567	4,074	1,820	(15)	8,461
Goodwill	—	—		—	789	(789	)(16)	—
Core deposit intangible	—	—		—	—	118	(17)	118
Bank-owned life insurance	9,620	—		9,620	—	—		9,620
Foreclosed real estate	500	—		500	11	—		511
Other assets	4,183	(773	)(4)	3,410	1,145	(36	)(18)	4,519

Total assets	$383,163	$50,946		$434,109	$66,066	$(12,207)		$487,968

Liabilities
Deposits in domestic offices
Non-interest bearing	37,968	—		37,968	10,647	—	(19)	48,615
Interest bearing	271,227	—		271,227	24,133	53	(19)	295,413
FHLB advances	34,914	—		34,914	15,883	60	(19)	50,857
Mortgagors escrow accounts	1,445	—		1,445	446	—		1,891
Post-employment benefit obligations	3,294	—		3,294	—	—		3,294
Other liabilities	1,856	1,528	(5)	3,384	867	—		4,251

Total liabilities	350,704	1,528		352,232	51,976	113		404,321

Equity capital
Common stock	—	59	(6)	59	1	(1	)(20)	59
Paid in capital	—	56,329	(7)	56,329	196	(196	)(20)	56,329
Retained earnings	32,198	(2,275	)(8)	29,923	13,893	(13,893	)(21)	29,923
Bargain purchase gain	—	—		—	—	1,770	(22)	1,770
Accumulated other comprehensive income	261	—		261	—	—		261
Common stock acquired by ESOP	—	(4,695	)(9)	(4,695)	—	—		(4,695)

Total equity capital	$32,459	49,418		$81,877	$14,090	$(12,320)		$83,647

Total liabilities and equity capital	$383,163	$50,946		$434,109	$66,066	$(12,207)		$487,968

(1)	Shows the effect of the conversion of Randolph Bancorp based on actual gross proceeds of $56.9 million, offering expenses of $2.3 million, establishment of an employee stock ownership plan that acquired 8.0% of total shares issued, and a contribution of cash ($454,000) and common stock to a newly formed charitable foundation in an amount equal to 4.0% of the shares issued in the Offering.
(2)	Reflects the acquisition method of accounting adjustments related to the acquisition of First Eastern Bankshares Corporation.
(3)	Calculated as follows:

(in thousands)
Gross proceeds of offering	$56,868
Contribution of cash to foundation	(454)
Common stock acquired by employee stock ownership plan	(4,695)

Pro forma adjustment	$51,719

(4)	Stock offering costs netted against paid-in-capital
(5)	To accrue costs related to stock offering.
(6)	Par value $0.01 per share based on the issuance of 5,686,750 shares in the Offering and 181,976 shares contributed to the charitable foundation.
(7)	Calculated as follows:

(in thousands)
Net proceeds of offering	$54,568
Contribution of stock to foundation	1,820
Less: par value (footnote 6)	(59)

Offering adjustment	$56,329

(8)	Pre-tax expense of the cash and stock contribution to the foundation (no tax benefit recognized).
(9)	Contra-equity account established to reflect the employee stock ownership plan unearned compensation
(10)	Represents the merger consideration paid to the shareholder of First Eastern Bankshares Corporation.
(11)	Adjustment to state First Eastern Bankshares Corporation loans held for sale at their estimated fair value based on an independent appraisal
(12)	Adjustment to state First Eastern Bankshares Corporation loans, net of unearned income at their estimated fair value inclusive of credit risk based on an independent appraisal.
(13)	Adjustment to record the elimination of First Eastern Bankshares Corporation’s allowance for loan losses.
(14)	Adjustment to reflect the estimated fair value at acquisition date of acquired premises and equipment based on third party appraisal of real property owned by First Eastern Bankshares Corporation.
(15)	Adjustment to reflect the estimated fair value of First Eastern Bankshares Corporation’s mortgage servicing rights based on an independent third party appraisal which evaluated the present value of estimated future net servicing income, using market-based assumptions including risk characteristics, prepayment speeds, cost of servicing, and interest rates.
(16)	Adjustment to record the elimination of First Eastern Bankshares Corporation’s existing goodwill.
(17)	Adjustment to reflect the estimated fair value of the core deposit intangible calculated at 1.10% of First Eastern Bankshares Corporation core deposits based on an independent appraisal.
(18)	Adjustment to reflect reversal of capitalized origination costs for loans in process.
(19)	Adjustments to record the estimated fair value of term certificate deposits and borrowings based on the interest rates currently offered on instruments having similar remaining maturities based on an independent appraisal.
(20)	Adjustment to record the elimination of First Eastern Bankshares Corporation common stock and paid in capital pursuant to acquisition method of accounting.
(21)	Adjustment to record the elimination of First Eastern Bankshares Corporation’s historical retained earnings pursuant to acquisition method of accounting.
(22)	Adjustment to record the estimated bargain purchase gain calculated as follows:

(in thousands)
Fair value of assets acquired	$69,359
Fair value of liabilities assumed	52,089

Fair value of net assets acquired	17,270
Purchase price (unadjusted)	15,500

Bargain purchase gain	$1,770

The following table presents the pro forma statement of operations information for the year ended December 31, 2015.

Pro Forma Unaudited Condensed Combined Statement of Operations

For the Year Ended December 31, 2015

							Randolph Bancorp, Inc.
			Randolph	First Eastern
	Randolph		Bancorp, Inc.	Bankshares			Pro Forma
	Bancorp	Offering	Pro Forma as	Corporation	Merger		As Converted
	Historical	Adjustments (1)	Converted	Historical	Adjustments		After Merger
	(in thousands, except per share data)
Interest Income
Loans	$10,488	$—	$10,488	$2,229	$418	(3)	$13,135
Securities-taxable	1,512	—	1,512	—	—		1,512
Securities-tax exempt	409	—	409	—	—		409
Interest-bearing deposits and CDs	73	—	73	29	—		102

Total interest and dividend income	12,482	—	12,482	2,258	418		15,158

Interest expense
Deposits	1,188	—	1,188	203	(45	)(4)	1,346
FHLB advances	168	—	168	82	(22	)(4)	228
ESOP	—	—	—	—	—		—

Total interest expense	1,356	—	1,356	285	(67)		1,574

Net interest income	11,126	—	11,126	1,973	485		13,584
Provision for loan losses	(137)	—	(137)	—	—		(137)

Net interest income after provision (credit) for loan losses	11,263	—	11,263	1,973	485		13,721
Noninterest income
Customer service fees	1,572	—	1,572	16	—		1,588
Net gain on sale of mortgage loans	2,567	—	2,567	10,495	(450	)(5)	12,612
Mortgage servicing fees	234	—	234	381	(228	)(6)	387
Gain on sales/calls of securities	(7)	—	(7)	—	—		(7)
Other	705	—	705	127	—		832

Total noninterest income	5,071	—	5,071	11,019	(678)		15,412

Noninterest expense
Salaries and employee benefits	9,270	188 (2)	9,458	8,667	—		18,125
Occupancy and equipment	1,725	—	1,725	1,609	51	(7)	3,385
Other noninterest expense(10)	5,590	—	5,590	1,431	23	(8)	7,044

Total noninterest expense	16,585	188	16,773	11,707	74		28,554

Income (loss) before income taxes	(251)	(188)	(439)	1,285	267		579
Income taxes (benefit)	(108)	—	(108)	10	(10	)(9)	(108)

Net income (loss)	$(143)	$(188)	$(331)	$1,275	$(257)		$687

Pro forma basic earnings per share(11)							$0.13

(1)	Interest income on net proceeds of the Offering will be recorded as earned. The estimated interest income based on actual net cash proceeds of $49.9 million from the Offering invested at an assumed average pretax yield of 2.00% for the year ended December 31, 2015 would be approximately $998,000 pretax. The yield utilized approximates the yield on a blend of intermediate term securities as of December 31, 2014. No expenses are included for the contribution to the charitable foundation or merger-related integration costs, all of which will be expensed as incurred. The contribution to the charitable foundation was made in July 2016 and resulted in an expense of $2,275,000.
(2)	Includes the expense of the employee stock ownership plan. The employee stock ownership plan loan has a balance of $4.7 million and an amortization period of 25 years with level annual payments of principal and interest. Compensation expense is also recorded on a level annual basis over the term of the loan. The employee stock ownership plan loan is funded internally, therefore no interest expense is incurred.
(3)	Adjustment to reflect accretion of the loan discount based on the average lives of the construction and residential mortgage loan portfolios of one and seven years, respectively.
(4)	Adjustment to reflect amortization of term certificate deposits and FHLB advance premiums over their remaining contractual terms.
(5)	Adjustment to reflect reversal of fair value adjustment to loans held for sale
(6)	Adjustment to reflect the amortization of the fair value adjustment on mortgage servicing rights on a straight-line basis over an average life of 8 years.
(7)	Adjustment to reflect the amortization of the fair value adjustment on premises and equipment on a straight-line basis over 30 years.
(8)	Adjustment to reflect the amortization of the core deposit intangible over 9 years using the sum of the years’ digits method.
(9)	The Company had net operating loss carryforwards for federal income tax purposes of approximately $7.6 million at December 31, 2015. State income taxes are not significant due to the use of a securities corporation. Accordingly, no provision (benefit) for income taxes has been reflected for the net impact of pro forma adjustments on the income (loss) before income taxes. Assuming a marginal tax rate of 34.0%, the tax effect of the sum of all pro forma adjustments and the untaxed earnings of First Eastern due to its S Corporation status would be $437,000 resulting in a reduction in pro forma net income of the same amount.
(10)	Excludes merger transaction costs of $611,000 incurred by Randolph Bancorp in connection with the acquisition of First Eastern Bankshares Corporation.
(11)	Calculated based on shares outstanding for EPS purposes as follows:

Shares issued in the offering	5,686,750
Shares contributed to the foundation	181,976
Shares acquired by the employee stock ownership plan	(469,498)
Employee stock ownership plan shares allocated	18,780

Weighted average shares outstanding	5,418,008

The following table presents the pro forma statement of operations for the six months ended June 30, 2016.

Pro Forma Unaudited Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2016

							Randolph Bancorp, Inc.
			Randolph	First Eastern
	Randolph		Bancorp, Inc.	Bankshares			Pro Forma
	Bancorp	Offering	Pro Forma as	Corporation	Merger		As Converted
	Historical	Adjustments (1)	Converted	Historical	Adjustments		After Merger
	(in thousands, except per share data)
Interest Income
Loans	$5,548	$—	$5,548	$962	$2	(3)	$6,512
Securities-taxable	626	—	626	—	—		626
Securities-tax exempt	187	—	187	—	—		187
Interest-bearing deposits and CDs	54	—	54	10	—		64

Total interest and dividend income	6,415	—	6,415	972	2		7,389

Interest expense
Deposits	645	—	645	105	(5	)(4)	745
FHLB advances	118	—	118	40	(9	)(4)	149
ESOP	—	—	—	—	—		—

Total interest expense	763	—	763	145	(14)		894

Net interest income	5,652	—	5,652	827	16		6,495
Provision for loan losses	62	—	62	—	—		62

Net interest income after provision for loan losses	5,590	—	5,590	827	16		6,433
Noninterest income
Customer service fees	753	—	753	—	—		753
Net gain on sale of mortgage loans	1,739	—	1,739	5,435	—		7,174
Mortgage servicing fees	169	—	169	318	(114	)(5)	373
Gain on sales/calls of securities	62	—	62	—	—		62
Other	665	—	665	36	—		701

Total noninterest income	3,388	—	3,388	5,789	(114)		9,063

Noninterest expense
Salaries and employee benefits	4,583	94 (2)	4,677	5,805	(1,593	)(6)	8,889
Occupancy and equipment	757	—	757	863	26	(7)	1,646
Other noninterest expense	2,915	—	2,915	1,053	9	(8)	3,977

Total noninterest expense	8,255	94	8,349	7,721	(1,558)		14,512

Income (loss) before income taxes	723	(94)	629	(1,105)	1,460		984
Income taxes (benefit)	3	—	3	(14)	14	(9)	3

Net income (loss)	$720	$(94)	$626	$(1,091)	$1,446		$981

Pro forma basic earnings per share(10)							$0.18

(1)	Interest income on net proceeds of the Offering will be recorded as earned and is not reflected as a pro forma adjustment. The estimated interest income based on actual net cash proceeds of $49.9 million from the Offering invested at an assumed average pretax yield of 2.00% for the six months ended June 30, 2016 would be $499,000 pretax. The yield utilized approximates the yield on a blend of intermediate term securities as of December 31, 2014. No expenses are included for the contribution to the charitable foundation or merger-related integration costs all of which will be expensed as incurred. The contribution to the charitable foundation was made in July 2016 and resulted in an expense of $2,275,000.
(2)	Includes the expense of the employee stock ownership plan. The employee stock ownership plan loan has a balance of $4.7 million and an amortization period of 25 years with level annual payments of principal and interest. Compensation expense is also recorded on a level annual basis over the term of the loan. The employee stock ownership plan loan is funded internally, therefore no interest expense is incurred.
(3)	Adjustment to reflect accretion of the loan discount based on the average lives of the construction and residential mortgage loan portfolios of one and seven years, respectively.
(4)	Adjustment to reflect amortization of term certificate deposits and FHLB advance premiums over their remaining contractual terms.
(5)	Adjustment to reflect the amortization of the fair value adjustment on mortgage servicing rights on a straight-line basis over an average life of 8 years.
(6)	Adjustment to reverse the special bonus paid in connection with the Merger.
(7)	Adjustment to reflect the amortization of the fair value adjustment on premises and equipment on a straight-line basis over 33 years.
(8)	Adjustment to reflect the amortization of the core deposit intangible over 9 years using the sum of the years’ digits method.
(9)	The Company had net operating loss carryforwards for federal income tax purposes of approximately $7.6 million at December 31, 2015. State income taxes are not significant due to the use of a securities corporation. Accordingly, no provision (benefit) for income taxes has been reflected for the net impact of pro forma adjustments and the untaxed earnings of First Eastern due to its S Corporation status. Assuming a marginal tax rate of 34.0%, the tax effect of the sum of all pro forma adjustments on the income (loss) before taxes would be $166,000 resulting in a reduction in pro forma net income of the same amount.
(10)	Calculated based on shares outstanding for EPS purposes as follows:

Shares issued in the offering	5,686,750
Shares contributed to the foundation	181,976
Less: Shares acquired by the employee stock ownership plan	(469,498)
Plus: Employee stock ownership plan shares allocated	23,475

Weighted average shares outstanding	5,422,703